FORM 8-A

                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC 20549


          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

               PURSUANT TO SECTION 12(b) OR (g) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


               Century Investments International, Inc.


     Delaware                               52-2051280
State of incorporation                    IRS Employer
or organization                         Identification No.

                 Flat H, 14th Floor, Lu Shan Mansion,
                   5 Taikoo Shing Road, Quarry Bay
                           Hong Kong, China



Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                   Name of each exchange
                                             on which
                                             each class is to be
                                             registered:

       None                                  None

 Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock
                    (Title of Class)


INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 1.        Description of Registrant's Securities to be Registered

               A description of the Common Stock is included in the Amendment #5 to the Registration Statement on Form
               S-11, File No. 333-35933, as filed with the Securities and Exchange Commission on July 28, 1998.

Item 2:        Exhibits:

               1. Amendment #5 to the Registration Statement on Form S-11 as filed with the Securities and Exchange Commission on July 28, 1998, File No. 333-35933.

               2.     Restated Articles of Incorporation,
                      incorporated by reference to Exhibit 3.1 to Registrant's Amendment #1 to Form S-11 as filed with the Securities and Exchange
                      Commission on November 25, 1997.

               3.     By-laws, incorporated by reference to Exhibit
                      3.2 to issuer's Form S-1 filed on September
                      18, 1997.

               4. Specimen Stock Certificate, incorporated by reference to Exhibit 4.1 to Registrant's Amendment #3 to Form S-11 as filed with the Securities and Exchange Commission on April 8, 1998.


                              SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       Name:   Bertha Huen
                                           Title:  President

Date: November 14, 1998